HOL03   122794
                SUPPLEMENT TO THE PROSPECTUS
                    DATED APRIL 30, 1999
         NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE




On page 8 of the prospectus dated April 30, 1999, the second paragraph under the heading "Allocations to the Account" is deleted and replaced by the following:

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the later of the date we approved the application and the date we received the initial premium at our Home Office. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be one day after the end of the period during which the policyowner has the right to return the Policy, based on the applicable state laws. See "Right to Return Policy", p.10. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocation must be in whole percentages.


On page 8 of the prospectus dated April 30, 1999, the second paragraph under the heading "Deductions and Charges -
Deductions from Premiums" is deleted and replaced by the following:

We deduct a charge for sales costs from each premium. The charge is 15% of premiums paid during the first Policy year up to the Target Premium and 3% of all other premiums. The Target Premium is based on the modified endowment contract seven-pay limit for the Specified Amount and the age and sex of the insured. See "Modified Endowment Contracts", p. 13. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below.


   The date of this Prospectus Supplement is June 4, 1999.